UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2004 (September 9, 2004)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Suite 2112, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 994-5379

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 2, 2004, Anthony F. Zalenski ceased serving as the President and Chief Operating Officer of i2 Telecom International, Inc., a Washington corporation (the “Company”), and Paul Arena, the Company’s Chief Executive Officer, was appointed to serve as the Company’s President. Also on September 2, 2004, Ronald L. Roswell ceased serving as the Company’s Chief Financial Officer and David C. Burns, the Company’s Vice President of Finance, was appointed to serve as the Company’s Chief Financial Officer. Ronald L. Roswell will continue to be employed by the Company.

Paul R. Arena, age 46, has served as a director, Chief Executive Officer, Chairman of the Board and Secretary of the Company since February 26, 2004. Mr. Arena was the founder of i2 Telecom International, Inc., a Delaware corporation which was acquired by the Company in February 2004 (“i2 Delaware”), and has served as Chairman of the Board and Chief Executive Officer of i2 Delaware since i2 Delaware’s inception in February 2002. From April 2000 to the present, Mr. Arena has been engaged as Chairman and Chief Executive Officer of AIM Group, Inc., a personal holding company specializing in materials for the wire and cable industry. In July 1994, Mr. Arena founded Cereus Technology Partners, Inc. (“Cereus”), a publicly traded technology company. Mr. Arena served as Chairman and Chief Executive Officer of Cereus and its predecessor companies from May 1991 to April 2000. From June 1990 to May 1991, Mr. Arena was a financial business consultant. From February 1988 to January 1990, he served as a Senior Vice President and partner of Gulfstream Financial Associates, Inc., a subsidiary of the Kemper Group, Inc.

There are no family relationships between Mr. Arena and any officer or director of the Company. Mr. Arena has not entered into any employment agreement with the Company; however, he has entered into an employment agreement with i2 Delaware dated June 1, 2002, as amended on June 1, 2003, December 17, 2003 and August 24, 2004. The agreement provides for: (i) a three-year term; (ii) the payment of a specified base salary and a performance bonus and stock options in the discretion of the Board of Directors of i2 Delaware; (iii) a prohibition against Mr. Arena’s disclosure of confidential information for a period of two years following termination; and (iv) certain severance pay if Mr. Arena’a employment with i2 Delaware is terminated by i2 Delaware without cause. Mr. Arena’s base salary under the agreement is currently $275,000 per annum, 25% of which is held on an accrual basis to be paid in cash or options.

David C. Burns has served as Vice President of Finance of the Company since March, 2004. From 2000 to 2002, Mr. Burns served as Managing Partner and Chief Financial Officer of Tego Communications, Inc., an in-building wireless infrastructure firm. From 1997 to 2000, Mr. Burns served as Managing Director of Mergers and Acquisitions of SBA Communications, Inc., a wireless communications infrastructure company. From 1990 to 1994, Mr. Burns worked at Goldman Sachs, Inc., a New York based investment bank. Mr. Burns started his career with Ernst and Young LLP, a large public accounting firm. Mr. Burns is a cum laude graduate from the University of Tennessee, Knoxville, with a BS in accounting and an MBA from Vanderbilt University’s Graduate School of Business. Mr. Burns is also a Certified Public Accountant.

There are no family relationships between Mr. Burns and any director or officer of the Company. Mr. Burns has not entered into any employment agreement with the Company.

Item. 9.01         Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press Release Dated September 9, 2004.

99.2	Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated June 1, 2002. *

99.3	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated June 1, 2003. **

99.4	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated December 17, 2003. ***

99.5	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated August 24, 2004.

*	Incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.
**	Incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.
***	Incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ Paul Arena
Paul Arena
Chief Executive Officer

Dated: September 9, 2004

EXHIBIT INDEX

99.1	Press Release dated September 9, 2004.

99.2	Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated June 1, 2002. *

99.3	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated June 1, 2003.**

99.4	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated December 17, 2003.***

99.5	Amendment to Employment Agreement between i2 Telecom International, Inc., a Delaware corporation, and Paul Arena dated August 24, 2004.

*	Incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.
**	Incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.
***	Incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.